                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20459

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                                 Date of Report:
                                October 21, 2003

                          FULTON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

Pennsylvania                            0-010587                 23-2195389
(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                        Number)          Identification Number)



One Penn Square, PO Box 4887 Lancaster, Pennsylvania                  17604
(Address of principal executive offices)                           (Zip Code)


                                 (717) 291-2411
              (Registrant's telephone number, including area code)

ITEM 7.      EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1            Earnings Release dated October 21, 2003
99.2            Supplemental financial information for the quarter ended
                September 30, 2003


ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2003 Fulton Financial Corporation announced its earnings for the third quarter and first nine months of 2003. A copy of the earnings release is attached as Exhibit 99.1 to this report. Supplemental financial information included with the earnings release is attached as Exhibit 99.2 to this report.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FULTON FINANCIAL CORPORATION


Date:     October 21, 2003                      /s/ Charles J. Nugent
       ----------------------------             --------------------------------
                                                Charles J. Nugent
                                                Senior Executive Vice President
                                                and Chief Financial Officer

                                       2